Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Asaf Porat, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of AppYea, Inc. on Form 10-K for the year ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of AppYea, Inc. as of and for the year ended December 31, 2023. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:	/s/ Asaf Porat
Asaf Porat, Chief Financial Officer (Principal Financial and Principal Accounting Officer)

Date: April 15, 2025